                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 April 16, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


    Delaware                         0-25400                     75-2421746
 ---------------                  ------------               -------------------
 (State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




                                       1
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ITEM 5. OTHER EVENTS

                  On April 16, 2002, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, regarding ongoing discussions with ISA International plc regarding a potential tender offer for shares of ISA International plc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits


                  99.1     Press Release dated April 16, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAISYTEK INTERNATIONAL CORPORATION


                                  By:  /s/ RALPH MITCHELL
                                     -------------------------------------------
                                           Ralph Mitchell
                                           Chief Financial Officer,
                                           Executive Vice President - Finance


Dated: April 16, 2002



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                                Index to Exhibits

         Exhibit
         Number      Description
         -------     -----------
         99.1        Press Release dated April 16, 2002